UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 19, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                  000-07258                   23-1721355
       ------------                  ---------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                    450 WINKS LANE, BENSALEM, PA           19020
                    ----------------------------           -----
              (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code (215) 245-9100
                                                          --------------


                                 NOT APPLICABLE
                                 --------------
                   (Former name or former address, if changed
                              since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On August 19, 2005 we issued a press release expressing our sorrow over the sudden death of Joseph L. Castle, II, a member of our Board of Directors. The press release is attached as Exhibit 99 to this report.


Item 9.01.  Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
    99            Press Release dated August 19, 2005








































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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHARMING SHOPPES, INC.
                                         ----------------------
                                              (Registrant)


Date August 23, 2005                     /S/ERIC M. SPECTER
                                         ------------------
                                         Eric M. Specter
                                         Executive Vice President
                                         Chief Financial Officer





































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                                  EXHIBIT INDEX

Exhibit. No.
------------
     99           Press Release dated August 19, 2005









































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